Dreyfus
100% U.S. Treasury
Money Market Fund

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                            14   Report of Independent Auditors

                            15   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus 100% U.S. Treasury
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

When the reporting period began, investors were concerned that global economic weakness might cause a slowdown in the U.S. economy. As it turned out, these fears were unfounded. In fact, it became apparent early in the year that international and domestic economies were growing faster than analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market continued to climb. Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times between June 30 and year-end in an attempt to forestall an acceleration of inflation. In this environment, yields on money market securities continued to rise.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus 100% U.S. Treasury Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

For the 12-month period ended December 31, 1999, the fund produced a yield of 4.09% , which, taking into account the effect of compounding, created an effective yield of 4.17%.(1)

What factors influenced the fund's performance?

As 1999 began the United States economy was marked by fears of an economic slowdown, largely as a result of the Asian financial crisis. The Federal Reserve Board, in an attempt to cushion the economy from negative overseas events, had sharply lowered short-term interest rates. Global markets remained unsettled as 1999 began, but the general atmosphere of crisis lifted. As fears waned, the focus of monetary policymakers shifted back to the domestic economy, and as the economy showed no signs of slowing, the Fed began to voice concern over inflationary pressures.

The performance of the U.S. economy in the first quarter of 1999 was much stronger than expected. But while the Gross Domestic Product (GDP) grew at a rate of 4.3%, inflation remained benign. Despite a tight labor market, there was no evidence of advancing wage pressure. Many economic analysts believed that advances in technology might make it possible for the economy to grow faster than previously thought possible without igniting inflation. Notwithstanding fears that imbalances might eventually derail the nine-year expansion, the U.S. economy continued to grow as the Fed held steady on rates through the first quarter of the year.

A surprisingly large jump in the Consumer Price Index in May pushed policymakers closer to a rate hike. Although the Fed did not immediately raise interest rates, it did announce a significant shift,

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

adopting a "bias" towards tightening -- that is, raising short-term rates. With that shift in bias came a resulting shift in market psychology, as participants began to anticipate higher rates.

That highly anticipated move came in June, when at its Open Market Committee meeting, the Fed raised short-term rates by 0.25 percentage points. At the same time, however, it announced that it was shifting its bias back to neutral -- indicating no intention of an immediate further rate increase. The market hoped that this pre-emptive strike to head off the threat of inflation would signal an end to Fed tightening.

Such hopes would be short-lived as strong economic growth along with anxiety over rising wages and benefits renewed inflationary concern. At its August Open Market Committee meeting, the Fed raised short-term interest rates by an additional 0.25 percentage points, signaling its added resolve by also raising the discount rate.

The economy continued to give mixed signals to the money market throughout the third quarter. GDP growth accelerated back to a rapid 4.8%, but key indicators of employment costs, job creation and inflation were at lower levels than would be expected, given such strong economic expansion. These mixed indications led the Fed to hold off on further tightening until November, when continued fear of inflationary pressures caused it to increase short-term interest rates by another 0.25 percentage points.

When the Fed took no action at its December meeting, many analysts considered it to be an attempt to quiet markets that were concerned about potential Y2K disruption. The Fed also added significant reserves to the banking system over year-end to quell liquidity concerns, leading to temporary irregularities and wide fluctuations in short-term interest rates. Despite the temporary drop in rates over year-end due to the added reserves, many believe, now that Y2K issues have been successfully navigated, that the issue of managing sustainable growth should take center stage again.


What is the fund's current strategy?

In response to a market environment marked by rising interest rates, the fund took on a somewhat defensive strategy. We took two steps to position the fund in the current market: we shortened the fund's average maturity and increased cash. Shorter maturities and a higher level of cash are designed to enable the fund to take advantage of a possible further rise in interest rates.

January 14, 2000

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 1999

                                                                          Annualized
                                                                            Yield on
                                                                             Date of              Principal
U.S. TREASURY BILLS--30.5%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

1/6/2000                                                                         4.54             3,215,000            3,213,056

1/13/2000                                                                        5.17            64,771,000           64,659,880

1/20/2000                                                                        5.25           197,664,000          197,120,646

2/3/2000                                                                         4.94             7,020,000            6,989,090

2/17/2000                                                                        4.83            16,041,000           15,940,476

3/2/2000                                                                         4.69            13,818,000           13,712,984

3/30/2000                                                                        4.62             6,062,000            5,995,863

4/27/2000                                                                        4.76            11,272,000           11,105,352

5/25/2000                                                                        5.06             2,734,000            2,680,915

6/8/2000                                                                         5.51             4,328,000            4,225,255

6/22/2000                                                                        5.32            11,580,000           11,293,875

TOTAL U.S. TREASURY BILLS

   (cost $336,937,392)                                                                                               336,937,392
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--67.8%
------------------------------------------------------------------------------------------------------------------------------------

7.75%, 1/31/2000                                                                 5.10           150,000,000          150,294,566

8.50%, 2/15/2000                                                                 5.01            40,000,000           40,159,477

5.50%, 2/29/2000                                                                 5.15           113,415,000          113,465,280

7.125%, 2/29/2000                                                                5.11           150,000,000          150,439,689

6.875%, 3/31/2000                                                                4.80            50,000,000           50,233,414

5.50%, 4/15/2000                                                                 4.70            25,000,000           25,043,353

5.625%, 4/30/2000                                                                5.44           100,000,000          100,024,498

6.75%, 4/30/2000                                                                 5.46           100,000,000          100,371,606

5.375%, 6/30/2000                                                                5.15            20,000,000           20,005,985

TOTAL U.S. TREASURY NOTES

   (cost $750,037,868)                                                                                               750,037,868
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,086,975,260)                                         98.3%                              1,086,975,260

CASH AND RECEIVABLES (NET)                                                       1.7%                                 19,152,864

NET ASSETS                                                                     100.0%                              1,106,128,124


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,086,975,260  1,086,975,260

Cash                                                                  4,448,531

Interest receivable                                                  15,140,105

Prepaid expenses                                                         50,678

                                                                  1,106,614,574
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           402,887

Accrued expenses                                                         83,563

                                                                        486,450
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,106,128,124
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,106,535,292

Accumulated net realized gain (loss) on investments                   (407,168)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,106,128,124
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 1,106,246,518

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 1999


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     52,649,096

EXPENSES:

Management fee--Note 2(a)                                            5,474,734

Shareholder servicing costs--Note 2(b)                               1,965,774

Custodian fees                                                          83,288

Registration fees                                                       82,229

Trustees' fees and expenses--Note 2(c)                                  74,310

Prospectus and shareholders' reports                                    68,119

Professional fees                                                       41,067

Miscellaneous                                                           14,377

TOTAL EXPENSES                                                       7,803,898

INVESTMENT INCOME--NET                                              44,845,198
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):               (61,191)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                44,784,007

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                   ----------------------------
                                                     1999              1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         44,845,198           49,685,105

Net realized gain (loss) from investments        (61,191)            (153,399)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   44,784,007           49,531,706
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (44,845,198)         (49,685,105)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold               1,066,213,178        1,045,848,980

Dividends reinvested                           42,769,116           47,140,240

Cost of shares redeemed                   (1,145,375,828)      (1,154,200,701)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (36,393,534)         (61,211,481)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (36,454,725)         (61,364,880)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of period                         1,142,582,849        1,203,947,729

END OF PERIOD                               1,106,128,124        1,142,582,849

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 1999          1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .041          .045           .046           .046          .051

Distributions:

Dividends from investment income--net                            (.041)        (.045)         (.046)         (.046)        (.051)

Net asset value, end of period                                   1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.17          4.55           4.74           4.67          5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .71           .75            .71            .73           .69

Ratio of net investment income
   to average net assets                                         4.10          4.46           4.64           4.55          5.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,106,128     1,142,583      1,203,948      1,286,854     1,310,691

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus 100% U.S. Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity by investing in obligations of the U.S. Treasury that provide interest income exempt from state and local income taxes. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates
and   assumptions.   Actual   results   could   differ  from  those  estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits
based    on    available    cash    balances    left    on    deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $403,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $13,000 of the carryover expires in fiscal 2003, $153,000 expires in fiscal 2004, $23,000 expires in fiscal 2005, $75,000 expires in fiscal 2006 and $139,000 expires in fiscal 2007.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

     (B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiaryof the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1999, the fund was charged $1,368,871 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $417,652 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus 100% U.S. Treasury Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S. Treasury Money Market Fund, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.
                                          [Ernst and Young LLP signatgure logo]

New York, New York

February 4, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended December 31, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus 100% U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  071AR9912